TXU CORP. AND SUBSIDIARIES
Segment Consolidating Income Statement
Quarter Ended June 30, 2007
(Millions of Dollars)
(Unaudited)

	Competive Electric Segment	Regulated Delivery Segment	Corporate & Other	Eliminations / Rounding	Total

Operating revenues	1,666	589	12	(245)	2,022

Direct costs and expenses
Fuel, purchased power costs and delivery fees	971	-	-	(232)	739
Operating costs	163	207	1	(3)	368
Depreciation and amortization	80	114	2	-	196
Total direct costs and expenses	1,214	321	3	(235)	1,303

Gross margin	452	268	9	(10)	719

Other costs and expenses
Selling, general and administrative expenses	155	51	33	(12)	227
Non-operating depreciation and other amortization	2	-	2	-	4
Franchise and revenue-based taxes	27	60	1	1	89
Other income	-	(1)	(15)	-	(16)
Other deductions	93	10	19	-	122
Interest income	(85)	(14)	(34)	116	(17)
Interest expense and related charges	123	78	136	(116)	221
Total other costs and expenses	315	184	142	(11)	630

Income (loss) from continuing operations before income taxes	137	84	(133)	1	89
Income tax expense (benefit)	8	30	(59)	-	(21)
Income (loss) from continuing operations	129	54	(74)	1	110
Income from discontinued operations, net of tax effect	-	-	11	-	11
Net income (loss)	129	54	(63)	1	121

Average shares of common stock outstanding, basic (millions)					459
Average shares of common stock outstanding, diluted (millions)					464

Per share of common stock:
Basic earnings:
Net income (loss) from continuing operations	0.28	0.12	(0.16)	(0.00)	0.24
Income from discontinued operations, net of tax effect	-	-	0.02	-	0.02
Net income (loss)	0.28	0.12	(0.14)	-	0.26

Diluted earnings:
Net income (loss) from continuing operations	0.28	0.12	(0.16)	(0.00)	0.24
Income from discontinued operations, net of tax effect	-	-	0.02	-	0.02
Net income (loss)	0.28	0.12	(0.14)	-	0.26

Dividends declared					0.433

* Reflects the dilution adjustment of 5 million shares.

TXU CORP. AND SUBSIDIARIES
Segment Consolidating Income Statement
Quarter Ended June 30, 2006
(Millions of Dollars)
(Unaudited)

	Competitive Electric Segment	Regulated Delivery Segment	Corporate & Other	Eliminations / Rounding	Total

Operating revenues	2,349	604	14	(300)	2,667

Direct costs and expenses
Fuel, purchased power costs and delivery fees	943	-	-	(285)	658
Operating costs	152	194	-	(5)	341
Depreciation and amortization	83	116	3	-	202
Total direct costs and expenses	1,178	310	3	(290)	1,201

Gross margin	1,171	294	11	(10)	1,466

Other costs and expenses
Selling, general and administrative expenses	128	43	17	(7)	181
Non-operating depreciation and other amortization	1	1	3	-	5
Franchise and revenue-based taxes	27	59	1	-	87
Other income	(1)	-	(40)	(1)	(42)
Other deductions	205	1	16	(1)	221
Interest income	(45)	(14)	(24)	72	(11)
Interest expense and related charges	102	72	117	(73)	218
Total other costs and expenses	417	162	90	(10)	659

Income (loss) from continuing operations before income taxes	754	132	(79)	-	807
Income tax expense (benefit)	293	46	(29)	-	310
Income (loss) from continuing operations	461	86	(50)	-	497
Income from discontinued operations, net of tax effect	-	-	-	-	-
Net income (loss)	461	86	(50)	-	497

Average shares of common stock outstanding, basic (millions)					458
Average shares of common stock outstanding, diluted (millions)					465

Per share of common stock:
Basic earnings:
Net income (loss) from continuing operations	1.01	0.19	(0.12)	0.00	1.08
Income from discontinued operations, net of tax effect	-	-	-	-	-
Net income (loss)	1.01	0.19	(0.12)	-	1.08

Diluted earnings:
Net income (loss) from continuing operations	0.99	0.18	(0.10)	0.00	1.07
Income from discontinued operations, net of tax effect	-	-	-	-	-
Net income (loss)	0.99	0.18	(0.10)	-	1.07

Dividends declared					0.413

* Reflects the dilution adjustment of 8 million shares.

TXU CORP. AND SUBSIDIARIES
Segment Consolidating Income Statement - Variance
Quarter Ended June 30, 2007 vs. June 30, 2006
(Millions of Dollars)
(Unaudited)

	Competitive Electric Segment	Regulated Delivery Segment	Corporate & Other	Eliminations / Rounding	Total

Operating revenues	(683)	(15)	(2)	55	(645)

Direct costs and expenses
Fuel, purchased power costs and delivery fees	28	-	-	53	81
Operating costs	11	13	1	2	27
Depreciation and amortization	(3)	(2)	(1)	-	(6)
Total direct costs and expenses	36	11	-	55	102

Gross margin	(719)	(26)	(2)	-	(747)

Other costs and expenses
Selling, general and administrative expenses	27	8	16	(5)	46
Non-operating depreciation and other amortization	1	(1)	(1)	-	(1)
Franchise and revenue-based taxes	-	1	-	1	2
Other income	1	(1)	25	1	26
Other deductions	(112)	9	3	1	(99)
Interest income	(40)	-	(10)	44	(6)
Interest expense and related charges	21	6	19	(43)	3
Total other costs and expenses	(102)	22	52	(1)	(29)

Income (loss) from continuing operations before income taxes	(617)	(48)	(54)	1	(718)
Income tax expense (benefit)	(285)	(16)	(30)	-	(331)
Income (loss) from continuing operations	(332)	(32)	(24)	1	(387)
Income from discontinued operations, net of tax effect	-	-	11	-	11
Net income (loss)	(332)	(32)	(13)	1	(376)

Average shares of common stock outstanding, basic (millions)					1
Average shares of common stock outstanding, diluted (millions)					(2)

Per share of common stock:
Basic earnings:
Net income (loss) from continuing operations	(0.73)	(0.07)	(0.04)		(0.84)
Income from discontinued operations, net of tax effect	-	-	0.02	-	0.02
Net income (loss)	(0.73)	(0.07)	(0.02)	-	(0.82)

Diluted earnings:
Net income (loss) from continuing operations	(0.71)	(0.06)	(0.06)	(0.00)	(0.83)
Income from discontinued operations, net of tax effect	-	-	0.02	-	0.02
Net income (loss)	(0.71)	(0.06)	(0.04)	-	(0.81)

Dividends declared					0.020

TXU CORP. AND SUBSIDIARIES
Segment Consolidating Income Statement
Year to Date Ended June 30, 2007
(Millions of Dollars)
(Unaudited)

	Competitive Electric Segment	Regulated Delivery Segment	Corporate & Other	Eliminations / Rounding	Total

Operating revenues	2,983	1,207	23	(522)	3,691

Direct costs and expenses
Fuel, purchased power costs and delivery fees	1,902	-	-	(498)	1,404
Operating costs	314	402	1	(3)	714
Depreciation and amortization	158	233	4	-	395
Total direct costs and expenses	2,374	635	5	(501)	2,513

Gross margin	609	572	18	(21)	1,178

Other costs and expenses
Selling, general and administrative expenses	312	93	61	(19)	447
Non-operating depreciation and other amortization	3	1	5	(1)	8
Franchise and revenue-based taxes	53	121	2	-	176
Other income	(9)	(3)	(33)	-	(45)
Other deductions	808	19	64	-	891
Interest income	(162)	(29)	(59)	215	(35)
Interest expense and related charges	212	154	268	(216)	418
Total other costs and expenses	1,217	356	308	(21)	1,860

Income (loss) from continuing operations before income taxes	(608)	216	(290)	-	(682)
Income tax expense (benefit)	(266)	76	(104)	-	(294)
Income (loss) from continuing operations	(342)	140	(186)	-	(388)
Income from discontinued operations, net of tax effect	-	-	11	-	11
Net income (loss)	(342)	140	(175)	-	(377)

Average shares of common stock outstanding, basic (millions)					458
Average shares of common stock outstanding, diluted (millions)					458

Per share of common stock:
Basic earnings:
Net income (loss) from continuing operations	(0.75)	0.31	(0.41)	-	(0.85)
Income from discontinued operations, net of tax effect	-	-	0.03	-	0.03
Net income (loss)	(0.75)	0.31	(0.38)	-	(0.82)

Diluted earnings:
Net income (loss) from continuing operations	(0.75)	0.31	(0.41)	-	(0.85)
Income from discontinued operations, net of tax effect	-	-	0.03	-	0.03
Net income (loss)	(0.75)	0.31	(0.38)	-	(0.82)

Dividends declared					0.865

TXU CORP. AND SUBSIDIARIES
Segment Consolidating Income Statement
Year to Date Ended June 30, 2006
(Millions of Dollars)
(Unaudited)

	Competitive Electric Segment	Regulated Delivery Segment	Corporate & Other	Eliminations / Rounding	Total

Operating revenues	4,359	1,166	27	(581)	4,971

Direct costs and expenses
Fuel, purchased power costs and delivery fees	1,733	-	-	(554)	1,179
Operating costs	306	385	(1)	(6)	684
Depreciation and amortization	166	230	8	-	404
Total direct costs and expenses	2,205	615	7	(560)	2,267

Gross margin	2,154	551	20	(21)	2,704

Other costs and expenses
Selling, general and administrative expenses	249	93	51	(23)	370
Non-operating depreciation and other amortization	3	1	5	-	9
Franchise and revenue-based taxes	54	119	1	-	174
Other income	(1)	(1)	(54)	1	(55)
Other deductions	195	2	23	1	221
Interest income	(76)	(29)	(48)	133	(20)
Interest expense and related charges	203	140	221	(133)	431
Total other costs and expenses	627	325	199	(21)	1,130

Income (loss) from continuing operations before income taxes	1,527	226	(179)	-	1,574
Income tax expense (benefit)	546	75	(60)	-	561
Income (loss) from continuing operations	981	151	(119)	-	1,013
Income from discontinued operations, net of tax effect	-	-	60	-	60
Net income (loss)	981	151	(59)	-	1,073

Average shares of common stock outstanding, basic (millions)					461
Average shares of common stock outstanding, diluted (millions)					470

Per share of common stock:
Basic earnings:
Net income (loss) from continuing operations	2.13	0.33	(0.26)	0.00	2.20
Income from discontinued operations, net of tax effect	-	-	0.13	-	0.13
Net income (loss)	2.13	0.33	(0.13)	-	2.33

Diluted earnings:
Net income (loss) from continuing operations	2.09	0.32	(0.25)	0.00	2.16
Income from discontinued operations, net of tax effect	-	-	0.13	-	0.13
Net income (loss)	2.09	0.32	(0.12)	-	2.29

Dividends declared					0.826

* Reflects the dilution adjustment of $1 million and 9 million shares.

TXU CORP. AND SUBSIDIARIES
Segment Consolidating Income Statement - Variance
Year to Date Ended June 30, 2007 vs. June 30, 2006
(Millions of Dollars)
(Unaudited)

	Competitive Electric Segment	Regulated Delivery Segment	Corporate & Other	Eliminations / Rounding	Total

Operating revenues	(1,376)	41	(4)	59	(1,280)

Direct costs and expenses
Fuel, purchased power costs and delivery fees	169	-	-	56	225
Operating costs	8	17	2	3	30
Depreciation and amortization	(8)	3	(4)	-	(9)
Total direct costs and expenses	169	20	(2)	59	246

Gross margin	(1,545)	21	(2)	-	(1,526)

Other costs and expenses
Selling, general and administrative expenses	63	-	10	4	77
Non-operating depreciation and other amortization	-	-	-	(1)	(1)
Franchise and revenue-based taxes	(1)	2	1	-	2
Other income	(8)	(2)	21	(1)	10
Other deductions	613	17	41	(1)	670
Interest income	(86)	-	(11)	82	(15)
Interest expense and related charges	9	14	47	(83)	(13)
Total other costs and expenses	590	31	109	-	730

Income (loss) from continuing operations before income taxes	(2,135)	(10)	(111)	-	(2,256)
Income tax expense (benefit)	(812)	1	(44)	-	(855)
Income (loss) from continuing operations	(1,323)	(11)	(67)	-	(1,401)
Income from discontinued operations, net of tax effect	-	-	(49)	-	(49)
Net income (loss)	(1,323)	(11)	(116)	-	(1,450)

Average shares of common stock outstanding, basic (millions)					(3)
Average shares of common stock outstanding, diluted (millions)					(12)

Per share of common stock:
Basic earnings:
Net income (loss) from continuing operations	(2.88)	(0.02)	(0.15)	(0.00)	(3.05)
Income from discontinued operations, net of tax effect	-	-	(0.10)	-	(0.10)
Net income (loss)	(2.88)	(0.02)	(0.25)	-	(3.15)

Diluted earnings:
Net income (loss) from continuing operations	(2.84)	(0.01)	(0.16)	(0.00)	(3.01)
Income from discontinued operations, net of tax effect	-	-	(0.10)	-	(0.10)
Net income (loss)	(2.84)	(0.01)	(0.26)	-	(3.11)

Dividends declared					0.039

TXU CORP. AND SUBSIDIARIES
Condensed Statements of Consolidated Cash Flow
(Millions of Dollars)
(Unaudited)

	Six Months Ended
	June 30
	2007	2006

Cash flows - operating activities:
Net income (loss)	(377)	1,073
Income from discontinued operations, net of tax effect	(11)	(60)
Income (loss) from continuing operations	(388)	1,013
Adjustments to reconcile income (loss) from continuing operations to cash provided by (used in) operating activities:
Depreciation and amortization	433	444
Deferred income tax expenses (benefit), including utilization of net operating loss carryforwards	(613)	319
Impairment of natural gas-fueled generation plants	-	198
Inventory write-off related to natural gas-fueled generation plants	-	3
Charge related to suspended generation facilities	716	-
Write-off of deferred transaction costs	38	-
Net gains on sale of assets	(27)	(24)
Net effect of unrealized mark-to-market valuations - losses (gains)	1,182	(29)
Gain on contract settlement	-	(26)
Bad debt expense	25	30
Stock-based compensation expense	15	9
Other, net	19	16
Changes in operating assets and liabilities	(1,455)	(49)
Cash provided by (used in) operating activities from continuing operations	(55)	1,904

Cash flows - financing activities:
Issuances of securities:
Long-term debt	1,800	100
Common stock	1	180
Retirements/repurchases of securities:
Equity-linked debt	-	(179)
Pollution control revenue bonds	(143)	(203)
Other long-term debt	(68)	(1,143)
Common stock	(10)	(809)
Change in short-term borrowings:
Commercial paper	(1,296)	905
Banks	2,155	800
Common stock dividends paid:	(397)	(384)
Settlements of minimum withholding tax liabilities under stock-based compensation plans	(93)	(56)
Debt premium, discount, financing and reacquisition expenses	(15)	(17)
Cash provided by (used in) financing activities from continuing operations	1,934	(806)

Cash flows - investing activities:
Capital expenditures	(1,611)	(825)
Nuclear fuel	(30)	(30)
Proceeds from sale of assets	4	-
Purchase of lease trust	-	(69)
Reduction of restricted cash related to the redemption of pollution control revenue bonds	143	-
Proceeds from sales of nuclear decommissioning trust fund securities	104	144
Investments in nuclear decommissioning trust fund securities	(111)	(151)
Proceeds from pollution control revenue bonds deposited with trustee	-	(99)
Cost to remove retired property	(16)	(22)
Investment in unconsolidated affiliate	-	(15)
Other	11	5
Cash used in investing activities from continuing operations	(1,506)	(1,062)

Discontinued operations:
Cash provided by (used in) operating activities	24	(1)
Cash used in financing activities	-	-
Cash used in investing activities	-	-
Cash provided by (used in) discontinued operations	24	(1)

Net change in cash and cash equivalents	397	35
Cash and cash equivalents -- beginning balance	25	37
Cash and cash equivalents -- ending balance	422	72

TXU CORP. AND SUBSIDIARIES
Consolidating Balance Sheet
June 30, 2007
(Millions of Dollars)
(Unaudited)

	Competitive Electric Segment	Regulated Delivery Segment	Corporate & Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	404	1	17	-	422
Restricted cash	1	52	-	1	54
Advances to affiliates	1,579	-	-	(1,579)	-
Trade accounts receivable - net	834	142	390	(350)	1,016
Income taxes receivable	-	-	6	(6)	-
Trade accounts and other receivables from affiliates	1,500	185	151	(1,836)	-
Inventories	357	69	2	-	428
Commodity and other derivative contractual assets	287	-	11	1	299
Accumulated deferred income taxes	755	39	35	-	829
Margin deposits related to commodity positions	448	-	-	-	448
Other current assets	103	101	9	(24)	189
Total current assets	6,268	589	621	(3,793)	3,685

Restricted cash	102	17	-	-	119
Investments	569	76	8,489	(8,392)	742
Property, plant and equipment - net	11,421	7,847	119	-	19,387
Notes or other receivables due from affiliates	-	307	-	(307)	-
Goodwill	517	25	-	-	542
Regulatory assets - net	-	1,935	-	-	1,935
Commodity and other derivative contractual assets	142	-	74	-	216
Other noncurrent assets	279	159	1,004	(1,080)	362
Total assets	19,298	10,955	10,307	(13,572)	26,988

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Short-term borrowings	2,195	155	-	-	2,350
Advances from affiliates	-	35	1,544	(1,579)	-
Long-term debt due currently	268	298	225	1	792
Trade accounts payable	883	119	362	(350)	1,014
Trade accounts and other payables to affiliates	336	-	1,500	(1,836)	-
Commodity and other derivative contractual liabilities	412	-	17	-	429
Margin deposits related to commodity positions	35	-	-	-	35
Other current liabilities	442	269	313	(31)	993
Total current liabilities	4,571	876	3,961	(3,795)	5,613

Accumulated deferred income taxes	2,640	1,419	-	(938)	3,121
Investment tax credits	304	50	-	(1)	353
Commodity and other derivative contractual liabilities	751	-	125	-	876
Notes or other liabilities due affiliates	307	-	-	(307)	-
Long-term debt, less amounts due currently	3,702	4,562	3,653	-	11,917
Other noncurrent liabilities and deferred credits	1,578	1,100	1,523	(138)	4,063
Total liabilities	13,853	8,007	9,262	(5,179)	25,943

Shareholders' equity:
Common stock	-	-	5	-	5
Additional paid-in capital	372	2,004	1,115	(2,376)	1,115
Retained earnings (deficit)	4,960	963	(117)	(5,923)	(117)
Accumulated other comprehensive income (loss)	113	(19)	42	(94)	42
Total shareholders' equity	5,445	2,948	1,045	(8,393)	1,045
Total liabilities and shareholders' equity	19,298	10,955	10,307	(13,572)	26,988

TXU CORP. AND SUBSIDIARIES
Consolidating Balance Sheet
December 31, 2006
(Millions of Dollars)
(Unaudited)

	Competitive Electric Segment	Regulated Delivery Segment	Corporate & Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	7	1	18	(1)	25
Restricted cash	3	55	-	-	58
Advances to affiliates	1,396	-	-	(1,396)	-
Trade accounts receivable - net	806	101	264	(212)	959
Income taxes receivable	-	-	389	(389)	-
Trade accounts and other receivables from affiliates	1,500	192	124	(1,816)	-
Inventories	306	76	2	(1)	383
Commodity and other derivative contractual assets	948	-	2	-	950
Accumulated deferred income taxes	190	23	40	-	253
Margin deposits related to commodity positions	7	-	-	-	7
Other current assets	87	69	25	(4)	177
Total current assets	5,250	517	864	(3,819)	2,812

Restricted cash	241	17	1	(1)	258
Investments	545	76	9,804	(9,713)	712
Property, plant and equipment - net	11,023	7,608	124	1	18,756
Notes or other receivables due from affiliates	700	323	-	(1,023)	-
Goodwill	517	25	-	-	542
Regulatory assets - net	-	2,028	-	-	2,028
Commodity and other derivative contractual assets	334	-	11	-	345
Other noncurrent assets	296	115	585	(616)	380
Total assets	18,906	10,709	11,389	(15,171)	25,833

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Short-term borrowings	818	673	-	-	1,491
Advances from affiliates	-	24	1,372	(1,396)	-
Long-term debt due currently	161	297	28	(1)	485
Trade accounts payable	977	91	237	(212)	1,093
Trade accounts and other payables to affiliates	316	-	1,500	(1,816)	-
Commodity and other derivative contractual liabilities	272	-	21	-	293
Margin deposits related to commodity positions	681	-	-	-	681
Other current liabilities	813	314	307	(394)	1,040
Total current liabilities	4,038	1,399	3,465	(3,819)	5,083

Accumulated deferred income taxes	3,259	1,461	-	(482)	4,238
Investment tax credits	311	52	-	-	363
Commodity and other derivative contractual liabilities	127	-	63	1	191
Notes or other liabilities due affiliates	323	-	700	(1,023)	-
Long-term debt, less amounts due currently	2,965	3,811	3,855	-	10,631
Other noncurrent liabilities and deferred credits	1,151	1,011	1,161	(136)	3,187
Total liabilities	12,174	7,734	9,244	(5,459)	23,693

Shareholders' equity:
Common stock	-	-	5	-	5
Additional paid-in capital	1,212	1,986	1,104	(3,198)	1,104
Retained earnings (deficit)	5,025	1,008	627	(6,038)	622
Accumulated other comprehensive income (loss)	495	(19)	409	(476)	409
Total shareholders' equity	6,732	2,975	2,145	(9,712)	2,140
Total liabilities and shareholders' equity	18,906	10,709	11,389	(15,171)	25,833

TXU CORP. AND SUBSIDIARIES
Consolidating Balance Sheet - Variance
June 30, 2007 vs. December 31, 2006
(Millions of Dollars)
(Unaudited)

	Competitive Electric Segment	Regulated Delivery Segment	Corporate & Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	397	-	(1)	1	397
Restricted cash	(2)	(3)	-	1	(4)
Advances to affiliates	183	-	-	(183)	-
Trade accounts receivable - net	28	41	126	(138)	57
Income taxes receivable	-	-	(383)	383	-
Trade accounts and other receivables from affiliates	-	(7)	27	(20)	-
Inventories	51	(7)	-	1	45
Commodity and other derivative contractual assets	(661)	-	9	1	(651)
Accumulated deferred income taxes	565	16	(5)	-	576
Margin deposits related to commodity positions	441	-	-	-	441
Other current assets	16	32	(16)	(20)	12
Total current assets	1,018	72	(243)	26	873

Restricted cash	(139)	-	(1)	1	(139)
Investments	24	-	(1,315)	1,321	30
Property, plant and equipment - net	398	239	(5)	(1)	631
Notes or other receivables due from affiliates	(700)	(16)	-	716	-
Goodwill	-	-	-	-	-
Regulatory assets - net	-	(93)	-	-	(93)
Commodity and other derivative contractual assets	(192)	-	63	-	(129)
Other noncurrent assets	(17)	44	419	(464)	(18)
Total assets	392	246	(1,082)	1,599	1,155

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Short-term borrowings	1,377	(518)	-	-	859
Advances from affiliates	-	11	172	(183)	-
Long-term debt due currently	107	1	197	2	307
Trade accounts payable	(94)	28	125	(138)	(79)
Trade accounts and other payables to affiliates	20	-	-	(20)	-
Commodity and other derivative contractual liabilities	140	-	(4)	-	136
Margin deposits related to commodity positions	(646)	-	-	-	(646)
Other current liabilities	(371)	(45)	6	363	(47)
Total current liabilities	533	(523)	496	24	530

Accumulated deferred income taxes	(619)	(42)	-	(456)	(1,117)
Investment tax credits	(7)	(2)	-	(1)	(10)
Commodity and other derivative contractual liabilities	624	-	62	(1)	685
Notes or other liabilities due affiliates	(16)	-	(700)	716	-
Long-term debt, less amounts due currently	737	751	(202)	-	1,286
Other noncurrent liabilities and deferred credits	427	89	362	(2)	876
Total liabilities	1,679	273	18	280	2,250

Shareholders' equity:
Common stock	-	-	-	-	-
Additional paid-in capital	(840)	18	11	822	11
Retained earnings (deficit)	(65)	(45)	(744)	115	(739)
Accumulated other comprehensive income (loss)	(382)	-	(367)	382	(367)
Total shareholders' equity	(1,287)	(27)	(1,100)	1,319	(1,095)
Total liabilities and shareholders' equity	392	246	(1,082)	1,599	1,155